                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
               EXCHANGE ACT OF 1934 (AMENDMENT NO.             )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:

     / / Preliminary Proxy Statement

     / / Confidential for use of the Commission Only (as permitted by Rule
         14a-6(e)(2)

     /X/ Definitive Proxy Statement

     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Life & Annuity Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

     / / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total Fee paid:

     /X/ Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------
     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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



________________________________________________________________________________


                     IMPORTANT NOTICE:  PLEASE COMPLETE THE
            ENCLOSED PROXY BALLOT AND RETURN IT AS SOON AS POSSIBLE.

           FOR YOUR CONVENIENCE, YOU MAY VOTE BY CALLING SHAREHOLDER
       COMMUNICATIONS CORP. ("SCC") TOLL-FREE AT 1-800-733-8481, EXT. 460
               FROM 6:00 A.M. TO 8:00 P.M. PACIFIC TIME.  YOU MAY
                            ALSO VOTE BY FAXING YOUR
                     PROXY BALLOT TO SCC AT 1-800-733-1885.

               A CONFIRMATION OF YOUR TELEPHONE OR TELEFACSIMILE

                         VOTE WILL BE MAILED TO YOU.

________________________________________________________________________________




                          AMERICAN SKANDIA LETTERHEAD



                                                       October 25, 1995

To our Contract Owners:



             The enclosed proxy materials propose that interestholders of the Asset Allocation and U.S. Government Allocation Funds (each, a "Fund" and collectively, the "Funds") of Life & Annuity Trust (the "Trust") approve a new sub-advisory contract. The accompanying proxy materials describe a transaction involving the sale (the "Sale") of Wells Fargo Nikko Investment Advisors ("WFNIA"), the Fund's current sub-adviser, to Barclays Bank PLC or certain of its affiliates (collectively, "Barclays"). Wells Fargo Bank, N.A. ("Wells Fargo Bank") or its affiliates will continue to provide various services to the Trust. The Trust's and Stagecoach Variable Annuity's toll free "800" customer service numbers will not change. For the reasons discussed below, the Board of Trustees believes that the Sale should not result in any significant change in the day-to-day management of the Funds.



             Barclays has indicated that it intends to reorganize WFNIA into an entity that will be named BZW Global Investors. Barclays has advised the Board of Trustees of the Trust that BZW Global Investors will continue operations with WFNIA's existing management, investment professionals and resources essentially intact. Barclays and Wells Fargo Bank have advised the Board of Trustees of the Trust that under the proposed sub-advisory arrangements BZW Global Investors should be able to provide investment advisory services that are at least comparable to the services that WFNIA currently provides to each Fund and that no material changes to the sub-adviser's investment philosophy, policies or strategies are contemplated.



             Because the change in WFNIA's ownership constitutes an assignment and automatic termination of the existing sub-advisory contract, under the Investment Company Act of 1940, interestholders of each Fund must approve new sub-advisory contracts for the Funds with the new sub-adviser. The terms of the proposed sub-advisory contracts are identical in all material respects to the terms of the existing sub-advisory contract. Fee levels are unchanged.

THE TRUST'S BOARD OF TRUSTEES HAS UNANIMOUSLY APPROVED THE PROPOSALS AND RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS.


             The formal Notice of Special Meeting, a Proxy Statement and a proxy ballot are enclosed. American Skandia will solicit voting instructions from our variable annuity contract owners who beneficially own interests of each Fund (the "Owners"). American Skandia has fixed the close of business on Friday, December 1, 1995 as the last day for which voting instructions from our Owners may be accepted, subject to any adjournment(s) of the Special Meeting. Whether or not you intend to attend the Special Meeting, please complete and return your proxy ballot. You may vote by proxy in any of three ways:



             1. Mark, sign, date and return the enclosed proxy ballot in the enclosed postage-paid envelope; or



             2. Vote by telephone by calling SCC toll-free at 1-800-733-8481, Ext. 460 from 6:00 a.m. to 8:00 p.m.
                    (Pacific time) (a confirmation of your telephone vote will be mailed to you); or



             3. Mark, sign, date and fax the enclosed proxy ballot to SCC at 1-800-733-1885 (a confirmation of your telefacsimile vote will be mailed to you).




YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF INTERESTS THAT YOU OWN. PLEASE VOTE BY RETURNING YOUR PROXY BALLOT TODAY, EITHER IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR BY TELEFACSIMILE AT 1-800-733-1885, OR BY CALLING US TOLL-FREE AT 1-800-733-8481, EXT. 460.

IF YOUR PROXY BALLOT IS NOT RECEIVED, AMERICAN SKANDIA WILL VOTE YOUR INTERESTS IN THE SAME RATIO AS INTERESTS FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED.



             If you have any questions regarding the enclosed materials or the Special Meeting, please call your representative at 1-800-680-8920. We look forward to receiving your vote very soon.

                                     Sincerely,


                                     ___________________________________________

                                     Gordon C. Boronow

                                     President and Chief Operating Officer
                                     American Skandia Life Assurance Corporation

                              LIFE & ANNUITY TRUST
                               111 CENTER STREET
                          LITTLE ROCK, ARKANSAS  72201



________________________________________________________________________________

                  NOTICE OF SPECIAL MEETING OF INTERESTHOLDERS

                             ASSET ALLOCATION FUND
                        U.S. GOVERNMENT ALLOCATION FUND

                         TO BE HELD ON DECEMBER 5, 1995
________________________________________________________________________________


To the interestholders in the ASSET ALLOCATION and U.S. GOVERNMENT ALLOCATION FUNDS (each, a "Fund" and, collectively, the "Funds") of Life & Annuity Trust (the "Trust"):

             PLEASE TAKE NOTE that a SPECIAL MEETING OF INTERESTHOLDERS (the "Special Meeting") of the Funds will be held on Tuesday, December 5, 1995, at 11:00 a.m. (Central time) at the Trust's principal executive office, 111 Center Street, Little Rock, Arkansas 72201. The Special Meeting is being called for the following purposes:


             To consider approval of a proposed Sub-Advisory Contract (a form of which appears as Appendix A to the accompanying Proxy Statement) for the Trust, on behalf of each Fund, with Wells Fargo Bank, N.A. ("Wells Fargo Bank"), as adviser, and BZW Global Investors (the anticipated successor in interest to Wells Fargo Nikko Investment Advisors ("WFNIA")), as sub-adviser.


             The terms of the proposed Sub-Advisory Contracts are identical in all material respects to the terms of the current Sub-Advisory Contract with Wells Fargo Bank and WFNIA.


             These proposals and any other matters that are properly before, or are incident to the conduct of, the Special Meeting may be considered either at the Special Meeting or at any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.


             YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS.


             The Board of Trustees of the Trust has fixed the close of business on October 11, 1995 as the record date (the "Record Date") for the determination of Fund interestholders entitled to receive notice of and to vote at the Special Meeting or any adjournment(s) thereof. The enclosed Proxy Statement contains further information regarding the Special Meeting and the proposals to be considered. YOUR PROXY IS VERY IMPORTANT TO US. SIGNED BUT UNMARKED PROXY BALLOTS WILL BE COUNTED IN DETERMINING WHETHER A QUORUM IS PRESENT (EXCEPT FOR BROKER "NON-VOTES" AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT) AND WILL BE VOTED IN FAVOR OF THE PROPOSALS AND IN THE DISCRETION OF THE PROXY AGENTS AS TO OTHER MATTERS

THAT MAY COME PROPERLY BEFORE, OR ARE INCIDENT TO THE CONDUCT OF, THE SPECIAL MEETING. American Skandia has fixed the close of business on Friday, December 1, 1995 as the last day for which voting instructions from owners of variable annuity contracts may be accepted, subject to any adjournment(s) of the Special Meeting. Whether or not you intend to attend the Special Meeting in person, please return your proxy ballot. You may vote in any one of the following three ways:



             1. Mark, sign, date and return the enclosed proxy ballot in the enclosed postage-paid envelope; or



             2. Vote by telephone by calling Shareholder Communications Corp. ("SCC") toll-free at 1-800-733-8481, Ext. 460 from
                    6:00 a.m. to 8:00 p.m. (Pacific time) (a confirmation of your telephone vote will be mailed to you); or



             3. Mark, sign, date and fax the enclosed proxy ballot to SCC at 1-800-733-1885 (a confirmation of your telefacsimile vote will be mailed to you).




                                             By Order of the Board of Trustees



                                             Richard H. Blank, Jr.
                                             Secretary



October 25, 1995



        ____________________________________________________________

                YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS
                  OF THE NUMBER OF INTERESTS THAT YOU OWN.
                       PLEASE VOTE BY MAIL, TELEPHONE
                        OR TELEFACSIMILE IMMEDIATELY.
        ____________________________________________________________

                                  PROXY BALLOT


                            [ASSET ALLOCATION FUND]


                       [U.S. GOVERNMENT ALLOCATION FUND]


                     SPECIAL MEETING OF INTERESTHOLDERS ON
                                DECEMBER 5, 1995

                           THIS PROXY IS SOLICITED ON
                        BEHALF OF THE BOARD OF TRUSTEES
                            OF LIFE & ANNUITY TRUST


BY SIGNING AND DATING THE LOWER PORTION OF THIS PROXY BALLOT, YOU AUTHORIZE THE PROXY AGENTS TO VOTE ON THE PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE, OR ARE INCIDENT TO THE CONDUCT OF, THE SPECIAL MEETING. WHETHER OR NOT YOU INTEND TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS PROXY BALLOT AT ONCE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.



             The undersigned hereby appoints Richard H. Blank, Jr., Ann Bonsteel and Michael W. Nolte (the "Proxy Agents"), and each of them, attorneys and Proxy Agents of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of interestholders, and at any adjournment(s) thereof, of the Asset Allocation and U.S. Government Allocation Funds (each, a "Fund") of Life & Annuity Trust (the "Trust") to be held at the Trust's principal executive offices, 111 Center Street, Little Rock, Arkansas 72201, beginning at 11:00 a.m. (Central time) on Tuesday, December 5, 1995. The Proxy Agents shall cast votes [based on] the number of interests of each Fund that the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the instructions indicated, if any, and shall have all the powers that the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said Proxy Agents, or any of them, may lawfully do by virtue hereof or thereof.



THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF INTERESTHOLDERS OF THE FUND AND THE PROXY STATEMENT, DATED OCTOBER 25, 1995.

FOR YOUR CONVENIENCE, YOU MAY VOTE BY CALLING SHAREHOLDER COMMUNICATIONS CORP. ("SCC") TOLL-FREE AT 1-800-733-8481, EXT. 460 FROM 6:00 A.M. TO 8:00 P.M.
PACIFIC TIME. YOU MAY ALSO VOTE BY FAXING THE PROXY BALLOT TO SCC AT 1-800-733-1885. A CONFIRMATION OF YOUR TELEPHONE OR TELEFACSIMILE VOTE WILL BE MAILED TO YOU. IF YOUR PROXY BALLOT IS NOT RECEIVED, THE VOTES ATTRIBUTABLE TO YOUR INTERESTS WILL BE VOTED IN THE SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED. AMERICAN SKANDIA HAS FIXED THE CLOSE OF BUSINESS ON
FRIDAY, DECEMBER 1, 1995 AS THE LAST DAY FOR WHICH VOTING INSTRUCTIONS WILL BE ACCEPTED, SUBJECT TO ANY ADJOURNMENTS OF THE SPECIAL MEETING.


       (1) Approval of a new Sub-Advisory Contract for the Trust, on behalf of the Fund, with Wells Fargo Bank, N.A., as adviser, and BZW Global Investors, as sub-adviser.

        [ ] FOR                 [ ] AGAINST               [ ] ABSTAIN


             The proposals and any other matters that are properly raised, or are incident to the conduct of the Special Meeting, may be considered either at the Special Meeting or at any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.


             Please sign below exactly as your name(s) appear(s) hereon. Corporate proxy ballots must be signed in full corporate name by an authorized officer. Where interests are registered with joint owners, all joint owners should consider their individual circumstances to determine whether one owner or all owners must sign. Fiduciaries must give full titles as such. Proxy ballots signed or telephoned by one owner will be presumed to be valid absent prior written notification to the Trust that more than one owner is required for valid execution.



___________________________________   ____________________________________
SIGNATURE                             SIGNATURE
                                      (Joint Owner)


_______________________________,1995  ________________________________, 1995
        (Please date)                           (Please date)

                                PROXY STATEMENT
                                OCTOBER __, 1995

                             ASSET ALLOCATION FUND
                        U.S. GOVERNMENT ALLOCATION FUND

                              LIFE & ANNUITY TRUST
                               111 CENTER STREET
                          LITTLE ROCK, ARKANSAS  72201
                                 1-800-572-7797


                                  INTRODUCTION


             This Proxy Statement is being furnished to interestholders of the Asset Allocation and U.S. Government Allocation Funds (each, a "Fund" and collectively, the "Funds") of Life & Annuity Trust (the "Trust"), as well as variable annuity contract owners who beneficially own interests therein, in connection with the solicitation of proxies by the Trust's Board of Trustees to be used at a Special Meeting of Interestholders (the "Special Meeting"), and at any adjournment(s) thereof, of the Funds to be held on Tuesday, December 5, 1995 beginning at 11:00 a.m. (Central time) at the Trust's principal executive office, 111 Center Street, Little Rock, Arkansas 72201. Your proxy is being solicited for the purposes set forth below and in the accompanying Notice of Special Meeting.



             Interestholders of record of each Fund at the close of business on October 11, 1995 (the "Record Date") are entitled to notice of and to vote at the Special Meeting or any adjournment(s) thereof. As of the Record Date, there were 1,643,102.033 outstanding interests of the Asset Allocation Fund and 314,751.747 outstanding interests of the U.S. Government Allocation Fund, each of which is entitled to a single vote. This Proxy Statement is first being mailed to interestholders on or about October 25, 1995. The Trust will furnish, without charge, a copy of its annual report and the most recent semi-annual report upon requests directed to the Trust at its principal executive office or by calling the Trust at 1-800-680-8920.



             At the Special Meeting, the interestholders of each Fund will be asked to vote on proposals (each a "Proposal" and together the "Proposals") to approve new Sub-Advisory Contracts (the "Proposed Sub-Advisory Contracts") for the Trust, on behalf of each Fund, with Wells Fargo Bank, N.A. ("Wells Fargo Bank"), as adviser, and BZW Global Investors, as sub-adviser. Approval of the Proposals for each Fund is contingent upon both interestholder approval and the completion of the transactions contemplated by an agreement in which Wells Fargo Bank, The Nikko Securities Co., Ltd. ("Nikko") and certain of their affiliates (collectively, the "Sellers") have agreed to sell Wells Fargo Nikko Investment Advisors ("WFNIA") to Barclays Bank PLC and certain of its affiliates (collectively, "Barclays") (the "Sale"). Pursuant to applicable law and by its terms, the current Sub-Advisory Contract (the "Current Sub-Advisory Contract") will terminate automatically as of the Sale of WFNIA. The Proposed Sub-Advisory Contracts are intended to replace the current Sub-Advisory Contract. The consummation of the Sale, with the transactions related thereto, is tentatively scheduled to occur on or about December 31, 1995.

             The Funds are available exclusively as pooled funding vehicles for certain participating life insurance companies ("Participating Insurance Companies") offering variable annuity contracts ("VA Contracts") and variable life insurance policies ("VLI Policies"). Currently, however, interests of each Fund may only be purchased by separate accounts ("Separate Accounts") established by American Skandia Life Assurance Corporation ("American Skandia").


             As of the record date, approximately 99.8% of the Asset Allocation Fund's interests and 99.1% of the U.S. Government Allocation Fund's interests were legally owned by one interestholder, American Skandia, a stock life insurance company whose address is One Corporate Drive, Shelton, Connecticut 06484. American Skandia holds interest attributable to variable annuity contracts in American Skandia Life Assurance Corporation Variable
Account B-Class 1 ("Variable Account B"). The Variable Account B separate account is registered under the Investment Company Act of 1940 (the "1940 Act"). Variable Account B has various sub-accounts each of which invests in a corresponding portfolio of an underlying trust. American Skandia will solicit voting instructions from variable annuity contract owners who beneficially own interests of each Fund represented in the Asset Allocation Fund and U.S. Government Allocation Fund sub-accounts (the "Owners").



             Assets for the annuities that are invested in each Fund are maintained in Variable Account B. Pursuant to current interpretations of the 1940 Act, American Skandia will solicit voting instructions with respect to matters to be acted upon at the Special Meeting from Owners of the annuities who, as of the Record Date, have cash values invested in the Asset Allocation Fund and/or U.S. Government Allocation Fund sub-accounts of Variable Account B. These sub-accounts invest exclusively in each Fund. All interests of each Fund held on behalf of Owners will be voted by American Skandia in accordance with voting instructions received from such Owners. On interests of each Fund for which American Skandia has not received voting instructions, American Skandia will vote all of the interests that it is entitled to vote in the same proportion as the votes cast by Owners on the proxy issues presented. American Skandia has fixed the close of business on Friday, December 1, 1995 as the last day for which voting instructions may be accepted subject to any adjournment of the Special Meeting.


             If, by the time scheduled for the Special Meeting, a quorum is not present or if a quorum is present but sufficient votes in favor of any of the Proposals are not received, the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment(s) will require the affirmative vote of a majority of the interests present in person or by proxy at the session of the Special Meeting to be adjourned.

             All information contained in this these proxy materials related to Barclays and BZW Global Investors has been supplied by Barclays. Neither the Trust nor American Skandia accepts responsibility for such information.

                                   PROPOSAL 1

                APPROVAL OF THE PROPOSED SUB-ADVISORY CONTRACTS

BACKGROUND


             The Trust is an open-end management investment company consisting of four series, including the Funds, that was established as a Delaware business trust on October 26, 1993. The Funds are available exclusively as pooled funding vehicles for the Participating Insurance Companies offering VA Contracts and VLI Policies. Currently interests of each Fund may only be purchased by the Separate Accounts.


             The Trust's Board of Trustees supervises each Fund's activities and monitors its contractual arrangements with various service-providers. On behalf of the Funds, the Trust has retained the services of Wells Fargo Bank as investment adviser. Wells Fargo Bank, a wholly owned subsidiary of Wells Fargo & Company was founded in 1852 and is one of the largest banks in the United States. The Trust, on behalf of the Funds, is a party to the Current Sub-Advisory Contract with Wells Fargo Bank and WFNIA pursuant to which WFNIA provides sub-advisory services to the Funds. Subsidiaries of Wells Fargo Bank and Nikko are currently 50/50 general partners of WFNIA, a California general partnership.



             On June 21, 1995, the Sellers entered into a Purchase and Assumption Agreement (as amended, the "Selling Agreement"), pursuant to which the Sellers have agreed to sell all of their interests in WFNIA to Barclays.
In accordance with the 1940 Act and by its terms, the Current Sub-Advisory Contract terminates automatically in the event of an "assignment", which includes a change in control of WFNIA. As more fully described below, the Board of Trustees of the Trust believes that BZW Global Investors, as successor to WFNIA, will provide valuable services as sub-adviser for the Funds and is recommending that the interestholders of each Fund vote to approve the applicable Proposed Sub-Advisory Contract. These new contracts are intended to replace the Current Sub-Advisory Contract and will not change either the investment advisory services to be provided by Wells Fargo Bank or the sub-advisory services to be provided by BZW Global Investors, as successor to WFNIA. In addition, advisory and sub-advisory fee levels will not change. The consummation of the Sale, with the transactions related thereto, is tentatively scheduled to occur on or about December 31, 1995.


             Barclays is one of the oldest and largest banking and financial services institutions in the world, with $264 billion in total assets as of June 30, 1995. Barclays has indicated that it intends to reorganize WFNIA into one of WFNIA's current partners, which would be renamed BZW Global Investors. As used throughout these materials, "BZW Global Investors" means BZW Global Investors or any other entity that succeeds to the business and operations of WFNIA simultaneously with the consummation of the Sale or, if there is no such successor, WFNIA itself (after the consummation of the Sale). Barclays has informed the Board of Trustees of the Trust that BZW Global Investors will continue WFNIA's operations with the current management, investment professionals, and resources essentially intact and that BZW Global Investors will be able to provide services that are comparable to the services that WFNIA currently provides as sub-adviser to the Funds.


             Barclays has agreed in the Selling Agreement to pay to Wells Fargo Bank and Nikko, together with their affiliated Sellers, approximately $443 million subject to various adjustments, for the acquisition of WFNIA and a division of Wells Fargo Bank known as the 401(k) MasterWorks Division and, subject to certain continuity conditions, to make monthly payments to Wells Fargo Bank, together with its affiliated Sellers, at the annual rate of 0.15% of the aggregate value of the interests held by retail shareholders of Stagecoach Trust in the LifePath master series of Master Investment Portfolio. In the Selling Agreement, the Sellers affiliated with Wells Fargo Bank agreed, among other things, to use commercially reasonable efforts to obtain Sub-Advisory Contract approvals that are being sought in this Proxy Statement.

             The consummation of the Sale is subject to a number of conditions set forth in the Selling Agreement, which include, among other things: (i) the receipt of various regulatory approvals, (ii) confirmation that the representations and warranties contained in the Selling Agreement are true and correct, (iii) the absence of litigation seeking to restrain the acquisition, or seeking substantial damages in connection therewith, and (iv) the receipt of various legal opinions.



             The Sellers and Barclays have agreed to use their best efforts to meet the requirements for the exemption offered by Section 15(f) of the 1940 Act to an investment adviser that receives "any amount or benefit" in connection with the sale of interests that constitutes a "change in control" of the adviser provided they will not be required to do so to the extent that the Securities and Exchange Commission issues an exemptive order relative to
Section 15(f) with respect to the Sale. The exemption under Section 15(f) is available provided two conditions are satisfied: (1) for a three-year period following the transaction, the Trust maintains a Board of Trustees at least 75% of whose members are not "interested persons" of the Sellers, Barclays or WFNIA, and (2) no "unfair burden" is imposed on the Trust as a result of the transaction. As defined in the 1940 Act, the term "unfair burden" includes any arrangement during the two year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of, the investment company (other than fees for bona fide brokerage and principal underwriting services). No such compensation arrangements are contemplated under the Selling Agreement. Barclays and the Wells Fargo Bank have agreed, for at least two years after the consummation of the Sale, not to take or recommend any act that would constitute unfair burden on the Funds.



COMPARISON OF PROPOSED SUB-ADVISORY CONTRACT WITH

CURRENT SUB-ADVISORY CONTRACTS


             Wells Fargo Bank serves as investment adviser to each Fund pursuant to the Current Advisory Contract, dated March 31, 1994. WFNIA serves as sub-adviser to each Fund pursuant to the Current Sub-Advisory Contract, which also is dated March 31, 1994. The Proposed Sub-Advisory Contracts were approved by the Trust's Board of Trustees, including a majority of the Trustees who are not parties to the Proposed Sub-Advisory Contracts or interested persons of any such parties, at a meeting held on October 10, 1995. These approvals were conditioned upon interestholder approval of the Proposed Sub-Advisory Contracts and the consummation of the Sale.



             The Current Sub-Advisory Contract was last approved by the Funds' interestholders on March 21, 1994. The Board of Trustees approved the
Current Sub-Advisory Contract at a meeting held on January 25, 1994. Most recently, the Board of Trustees reapproved the Current Sub-Advisory Contract at its February 1, 1995 Board meeting.


             Under the Current Sub-Advisory Contract, WFNIA, subject to the overall supervision of Wells Fargo Bank and the Trust's Board of Trustees, performs certain sub-advisory services for the Funds. These services include investing and reinvesting each Fund's assets in a manner consistent with each Fund's investment objective, policies and restrictions. These services include investing and reinvesting each Fund's assets in a manner consistent with the Fund's investment objective, policies and restrictions. In this regard, WFNIA is responsible for implementing and monitoring the performance of any computer-based investment model employed with respect to a Fund and furnishing to Wells Fargo Bank periodic reports on the investment activity and performance of the Fund. For its services as sub-adviser, WFNIA is entitled to receive from Wells Fargo Bank monthly fees at the annual rates of 0.20% of the average daily value of the Asset Allocation Fund's net assets and 0.15% of the average daily value of the U.S. Government Allocation Fund's net assets. For the year ended December 31, 1994, Wells Fargo Bank paid WFNIA $5,767 and $540 (aggregate amounts equal to 0.20% and 0.15%, respectively, of the average daily value of the Asset Allocation Fund's and the U.S. Government Allocation Fund's net assets) for WFNIA's services as sub-adviser.

             Under each Proposed Sub-Advisory Contract, BZW Global Investors will be entitled to the same fees and will provide the same sub-advisory services to the Asset Allocation Fund and U.S. Government Allocation Fund as those presently provided by WFNIA under the Current Sub-Advisory Contract. Pursuant to the Proposed Sub-Advisory Contracts, BZW Global Investors will invest and reinvest each Fund's assets in a manner consistent with the Fund's investment objective, policies and restrictions and will be responsible for implementing and monitoring the performance of any computer-based investment model employed to guide investment of each Fund's assets and for furnishing to Wells Fargo Bank periodic reports on the investment activity and performance of the Funds. BZW Global Investors will act under the supervision of Wells Fargo Bank, who will continue to serve as adviser to the Funds, and will be subject to the policies and control of the Trust's Board of Trustees.


             Each Proposed Sub-Advisory Contract will remain in effect for a two-year period following its effective date. Subsequently, the Proposed Sub-Advisory Contracts will continue in effect for successive periods not to exceed one year, provided that such continuance is specifically approved at least annually by the Trust's Board of Trustees, or by a vote of a majority of the outstanding interests of each Fund and, in either case, by a majority of the Trustees who are not parties to the Proposed Sub-Advisory Contracts or interested persons of any such parties (other than as Trustees of the Trust). Each Proposed Sub-Advisory Contract may be terminated on 60 days' written notice at any time by the Trust without the payment of any penalty, by a vote of a majority of each Fund's outstanding voting securities or by a vote of a majority of the Trust's Board of Trustees. BZW Global Investors may also terminate each Proposed Sub-Advisory Contract at any time upon 60 days' written notice to the Trust. Each Proposed Sub-Advisory Contract will terminate automatically in the event of its assignment.


BOARD OF TRUSTEES APPROVAL

         At a meeting held on October 10, 1995, the Trust's Board of Trustees considered and approved the Proposed Sub-Advisory Contracts. The Board's approval was conditioned upon interestholder approval of the Proposal and the consummation of the Sale.

         In approving each Proposed Sub-Advisory Contract and recommending its approval to the interestholders of the Funds, the Trust's Board of Trustees considered, among other things, the following: (i) that the terms of each Proposed Sub-Advisory Contract, are identical in all material respects to the terms of the Current Sub-Advisory Contract; (ii) the general capabilities of WFNIA and BZW Global Investors, and the ability of BZW Global Investors to provide sub-advisory services that are at least comparable to those currently provided by WFNIA; (iii) the depth and investment experience of the portfolio management staff of WFNIA, including those persons who would be involved with the daily management of the Funds after the sale of WFNIA; (iv) the continued employment by BZW Global Investors of investment professionals who previously were employed by WFNIA and the continued use by BZW Global Investors of the same computer-based investment models currently used to manage the Funds' portfolios; (v) written materials and in-person presentations by Barclays; and
(vi) the level of the fees payable to BZW Global Investors under the Proposed Sub-Advisory Contracts.


         In approving the Proposals, the Board noted that BZW Global Investors will continue to provide the same services as those presently provided by WFNIA for the same fees and using substantially all of the same portfolio managers and investment professionals as are presently providing services under the Current Sub-Advisory Contract with WFNIA. The Board further noted that Barclays and its affiliates, including BZW Asset Management ("BZWAM"), have considerable experience in managing quantitative funds and have assets of approximately $35 billion in quantitative funds under management, out of approximately $86 billion of total assets under management as of June 30, 1995. In addition, BZWAM is part of the BZW Division of Barclays, which offers a full range of investment banking, capital markets and asset management services. Therefore, through BZW Global Investors' relationship with Barclays and BZWAM, there would be significant financial expertise potentially available to the Funds.


             Further, the Board considered that BZW Global Investors will continue to use the computer-based investment model developed and currently used by WFNIA to determine the recommended mix of common stocks, bonds and money market instruments held in each Fund's portfolio. The Board noted Barclays' stated commitment to the financial services industry and long-term goal of maintaining a position as a fund manager in the United States.



             After reviewing these factors and for the reasons discussed above, the Board of Trustees concluded that it would be in the best interests of each Fund and its interestholders to enter into the applicable Proposed Sub-Advisory Contract.

             Approvals of the Proposals will be determined separately for each Fund. If either or both of the Proposed Sub-Advisory Contracts are not approved and the Sale is nevertheless consummated, the Board will determine the appropriate actions to be taken with respect to the applicable Fund's sub-advisory arrangements at that time. If the Sale is not consummated, the Current Sub-Advisory Contract will remain in place.

             THE TRUST'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE EACH FUND'S PROPOSED SUB-ADVISORY CONTRACT WITH BZW GLOBAL INVESTORS.

VOTE REQUIRED


             The favorable vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding interests of each Fund is required for the approval of each Proposed Sub-Advisory Contract. Under the 1940 Act, a "majority" of the outstanding interests of the Fund means the vote of the holders of the lesser of (a) 67% or more of the interests of a Fund present at the meeting or represented by proxy if the holders of 50% or more of such interests are so present or represented, or (b) more than 50% of such outstanding interests. Proxies will be voted as instructed, and interests for which proxies are received but no voting instructions are indicated will be voted in favor of the Proposal. IF NO TIMELY INSTRUCTIONS ARE RECEIVED FROM AN OWNER, AMERICAN SKANDIA WILL VOTE ALL OF THE INTERESTS WHICH IT IS ENTITLED TO VOTE IN THE SAME PROPORTION TO THE INSTRUCTIONS TIMELY RECEIVED FROM OTHER OWNERS ON THE PROPOSALS PRESENTED. AMERICAN SKANDIA ALSO HAS INDICATED THAT
IT WILL VOTE INTERESTS IN A SEPARATE ACCOUNT THAT ARE OWNED BY AMERICAN
SKANDIA AND THAT ARE NOT ATTRIBUTABLE TO THE VA CONTRACTS IN THE SAME
PROPORTION.


INFORMATION REGARDING THE CURRENT SUB-ADVISER


             Currently, subsidiaries of Wells Fargo Bank and Nikko are 50/50 general partners in WFNIA. One of the two general partners of WFNIA is Wells Fargo Investment Advisors, which is a wholly owned subsidiary of Wells Fargo Bank, which, in turn, is a wholly owned subsidiary of Wells Fargo & Company. The address of Wells Fargo & Company and of Wells Fargo Bank is 420 Montgomery Street, San Francisco, California 94105. The other general partner of WFNIA is The Nikko Building U.S.A., Inc., which is a wholly owned subsidiary of The Nikko Building Co., Ltd., of which approximately 5% is owned by The Nikko Securities Co., Ltd., 3-1 Marunouchi, 3-Chome, Chiyoda-Ku, Tokyo 100, Japan and approximately 95% is owned by other entities affiliated with The Nikko Securities Co., Ltd. If the transactions contemplated by the Selling Agreement including the Sale are completed, WFNIA will become a wholly owned subsidiary of Barclays or one of its affiliates.



             Appendix B includes information related to the current principal executive officers of WFNIA, which is located at 45 Fremont Street, San Francisco, California 94105. Appendix B also includes information related to the proposed directors and principal executive officers of BZW Global Investors. Upon consummation of the Sale and the transactions relating thereto, the address of BZW Global Investors will be 45 Fremont Street, San Francisco, California 94105.


             In addition to the Trust's Asset Allocation Fund and U.S. Government Allocation Fund described above in this Proxy Statement, Appendix C includes information related to other investment companies/series with similar investment objectives to the Asset Allocation Fund and U.S. Government Allocation Fund and for which WFNIA provides investment advisory or sub-advisory services.


             No officer or Trustee of the Trust is an officer, employee, director, general partner or shareholder of WFNIA or BZW Global Investors or any affiliates thereof. The Trust has also been advised by the Sellers, WFNIA and Barclays that there are no arrangements or understandings in connection with the Proposed Sub-Advisory Contracts relating to the composition of the Trust's Board of Trustees except that Wells Fargo Bank, Nikko and the Trust have filed an application with the Securities and Exchange Commission seeking exemptive relief from the Section 15(f) provision as to the "interested person" status of not more than 25% of the Trustees to enable the Trust to maintain its current Board of Trustees.



             Barclays has advised the Trust that it is not aware of any financial conditions that would, upon the consummation of the Sale, be reasonably likely to impair the financial ability of BZW Global Investors to fulfill its commitments to the Funds under the Proposed Sub-Advisory Contracts.



          Upon consummation of the Sale and the transactions relating thereto, BZW Global Investors will be a wholly owned subsidiary of BZW Global Trust Company, N.A., 45 Fremont Street, San Francisco, CA 94105. BZW Global Trust Company, N.A., will be a wholly owned subsidiary of BZW Global Investors Holdings Inc., c/o Coopers & Lybrand, 333 Market Street, San Francisco, CA 94105. BZW Global Investors Holdings Inc. will be a wholly owned subsidiary of BZW California Corporation, 45 Fremont Street, San Francisco, CA 94105. BZW California Corporation is and will continue to be a wholly owned subsidiary of Barclays U.S.A., Inc., 901 Market Street, Suite 474, Wilmington, Delaware 19801. Barclays U.S.A., Inc. is and will continue to be a wholly owned subsidiary of Barclays Bank PLC, 54 Lombard Street, London EC3P 3AH, U.K., which is in turn a wholly owned subsidiary of Barclays PLC, 54 Lombard Street, London EC3P 3AH, U.K.


                                 MISCELLANEOUS

PROCEDURAL MATTERS


          Each interestholder of each Fund will be entitled to one vote for each interest and a fractional vote for each fractional interest held by such interestholder with respect to any proposal on which the interestholder is entitled to vote. For each Fund, interestholders holding one-third of the outstanding interests of the Fund at the close of business on the Record Date will constitute a quorum for the approval of the Proposal described in the accompanying Notice of Special Meeting and in this Proxy Statement.



          If, by the time scheduled for the Special Meeting, a quorum is not present, or if a quorum is present but sufficient votes in favor of the Proposals are not received, the persons named as proxies may move for one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the Proposals. Any such adjournment(s) will require the affirmative vote of a majority of the interests present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxy agents will vote in favor of such adjournment(s) those interests that they are entitled to vote that do not contain specific instructions to the contrary, including abstentions but excluding broker non-votes. They will vote against any such adjournment(s) only those proxies required to be voted against such Proposals.



          The duly appointed proxy agents may, in their discretion, vote upon such other matters as may come properly before, or are incident to the conduct of, the Special Meeting or any adjournment(s) thereof, including any proposal to adjourn a meeting at which a quorum is present to permit the continued solicitation of proxies in favor of the Proposals.

REVOCATION OF PROXY


             Any interestholder may revoke his or her proxy at any time prior to its exercise by (i) furnishing written notification of such revocation, which, to be effective, must be signed, include the interestholder's name and account number, be addressed to the Secretary of the Trust at its principal executive office, 111 Center Street, Little Rock, Arkansas 72201, and be received prior to the Special Meeting; (ii) signing another proxy of a later date; or (iii) calling Shareholder Communications Corp. toll-free at 1-800-733-8481, Ext. 460; or (iv) personally casting his or her vote at the Special Meeting.


SUBSTANTIAL INTERESTHOLDERS


             Appendix D includes information as of the close of business on October 11, 1995 of any persons known to the Trust to be beneficial owners of 5% or more of the outstanding interests of the Asset Allocation Fund or the U.S. Government Allocation Fund. As of the close of business on October 11, 1995, the officers and Trustees of the Trust as a group did not own beneficially in excess of 1% of the outstanding interests of each Fund. As of such date, Mr. W. Rodney Hughes, a Director of the Trust, was the record and/or beneficial owner of approximately 0.005% of the outstanding common stock of Wells Fargo & Company, including common stock acquired during the Trust's last fiscal year through participation in Wells Fargo & Company's dividend reinvestment program.


VOTING PROCEDURES


             If the accompanying proxy ballot is executed properly and returned, interests represented by it will be voted at the Special Meeting in accordance with the instructions on the proxy. If no instructions are specified, however, interests will be voted for the approval of the Proposal and, in the discretion of the proxy agents, on any other matter presented at, or incident to the conduct of, the Special Meeting. If a proxy represents a broker non-vote (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote interests on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention for a particular Proposal, the interests represented thereby will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business, but broker non-votes will not constitute a vote "for" or "against" the Proposal. Abstentions will have the effect of a vote "against" a Proposal.




AFFILIATED BROKER COMMISSIONS; OTHER AFFILIATED PAYMENTS; DISTRIBUTOR




             For the year ended December 31, 1994, the Funds paid no brokerage commissions in connection with purchases and sales of portfolio securities to any parties that would be treated as an affiliated broker as defined in Item 22(a)(1)(ii) of Schedule 14A under the Securities Exchange Act of 1934 (the "1934 Act"). Stephens Inc., which serves as the Trust's sponsor, distributor and administrator, is located at 111 Center Street, Little Rock, Arkansas 72201.


SOLICITATION OF PROXIES AND PAYMENT OF EXPENSES


             The cost of soliciting proxies for the Special Meeting, including the cost of third-party soliciting and tallying services and of printing and mailing expenses, will be borne by Wells Fargo Bank. Proxies will be solicited in

                           PRELIMINARY PROXY MATERIAL

the initial, and any supplemental, solicitation by mail and may be solicited in person, by telephone, telegraph or other electronic means by personnel or agents of the Trust, American Skandia, Wells Fargo Bank, WFNIA and/or Stephens Inc.

OTHER BUSINESS

             The Board of Trustees of the Trust knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, however, including any proposal to adjourn the meeting to permit the continued solicitation of proxies in favor of the Proposal, it is their intention that proxy ballots that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons named therein as proxy agents.

FUTURE INTERESTHOLDER PROPOSALS

             Pursuant to rules adopted by the Securities and Exchange Commission under the 1934 Act, investors may request inclusion in the Trust's proxy statement for interestholder meetings certain proposals for action which they intend to introduce at such meeting. Any interestholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to interestholders. The submission of a proposal does not guarantee its inclusion in the Trust's proxy statement and is subject to limitations under the 1934 Act. It is not presently anticipated that the Trust will hold regular meetings of interestholders, and no anticipated date of the next meeting can be provided.

                                  APPENDIX A


                             SUB-ADVISORY CONTRACT

                              LIFE & ANNUITY TRUST
                 (formerly "Variable Insurance Product Trust")
                               111 Center Street
                          Little Rock, Arkansas  72201


                                                       December __, 1995

BZW Global Investors
45 Fremont Street
San Francisco, California  94105

Dear Sirs:

             This will confirm the agreement by and among Wells Fargo Bank, N.A. (the "Adviser"), Life & Annuity Trust (the "Trust") on behalf of the [Name of Fund] (the "Fund"), and BZW Global Investors (the "Sub-Adviser") as follows:


1. The Trust is a registered open-end management investment company currently consisting of four investment portfolios, but which may from time to time consist of a greater or lesser number of investment portfolios. The Trust proposes to engage in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objective and restrictions specified in the Trust's currently effective Registration Statement, as amended from time to time (the "Registration Statement"), filed by the Trust under the Investment Company Act of 1940 (the "Act") and the Securities Act of 1933. Copies of the Registration Statement have been furnished to the Sub-Adviser. Any amendments to the Registration Statement shall be furnished to the Sub-Adviser promptly.


             2. The Trust has engaged the Adviser to manage the investing and reinvesting of the assets of the Fund and to provide the advisory services specified in the Advisory Contract between the Trust and the Adviser, dated March 31, 1994, subject to the overall supervision of the Board of Trustees of the Trust. Pursuant to an administration agreement between the Trust and an administrator (the "Administrator") on behalf of the Funds, the Trust has engaged the Administrator to provide the administrative services specified therein.

             3. (a) The Adviser hereby employs the Sub-Adviser to perform for the Fund certain advisory services and the Sub-Adviser hereby accepts such employment. The Adviser shall retain the authority to establish and modify from time to time the investment strategies and approaches to be followed by the Sub-Adviser, subject, in all respects, to the supervision and direction of the Trust's Board of Trustees and subject to compliance with the investment objectives, policies and restrictions set forth in the Registration Statement.

             (b) Subject to the overall supervision and control of the Adviser and the Trust, the Sub-Adviser shall be responsible for investing and reinvesting the Fund's assets consistent with the investment strategies and approaches referenced in subparagraph (a), above. In this regard, the Sub-Adviser shall be responsible for implementing and monitoring the performance of the investment model employed with respect to the Fund, in accordance with the investment objective, policies and restrictions set forth in the Registration Statement the Act and the provisions of the Internal Revenue Code of 1986, as amended relating to investment companies, and shall furnish to the Adviser periodic reports on the investment activity and performance of the Fund. The Sub-Adviser shall also furnish such additional reports and information as the Adviser and the Trust's Board of Trustees and officers shall reasonably request.


             (c) The Sub-Adviser shall, at its expense, employ or associate with itself such persons as the Sub- Adviser believes appropriate to assist it in performing its obligations under this contract.

             4. The Adviser shall be responsible for fees paid to the Sub-Adviser for its services hereunder. The Sub-Adviser agrees that it shall have no claim against the Trust or the Fund respecting compensation under this contract. In consideration of the services to be rendered by the Sub-Adviser under this contract, the Adviser shall pay the Sub-Adviser a fee on the first business day of each calendar month, at the annual rate of ___% of the average daily value (as determined on each day that such value is determined for the Fund at the time set forth in the Registration Statement for determining net asset value per share) of the Fund's net assets for the preceding month. If the fee payable to the Sub-Adviser pursuant to this Paragraph 4 begins to accrue on a day after the first day of any month or if this contract terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of that month to the termination date, shall be prorated according to the proportion that such period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fee, the value of a Fund's net assets shall be computed in the manner specified in the Registration Statement and the Trust's Declaration of Trust for the computation of the value of a Fund's net assets in connection with the determination of the net asset value of Fund shares.


             5. The Sub-Adviser shall give the Trust the benefit of the Sub-Adviser's best judgment and efforts in rendering services under this contract. As consideration and an inducement to the Sub-Adviser's undertaking to render these services, the Trust and the Adviser agree that the Sub-Adviser shall not be liable under this contract for any mistake in judgment or in any other event whatsoever except for lack of good faith, provided that nothing in this contract shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Adviser, the Trust or its holders of interests of the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser's duties under this contract or by reason of reckless disregard of its obligations and duties hereunder.


             6. This contract shall become effective as of its execution date and shall thereafter continue in effect, provided that this contract shall continue in effect for a period of more than two years from the date hereof only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the Fund's outstanding voting securities (as defined in the Act) or by the Trust's Board of Trustees and (b) by the vote, cast in person at a meeting called for the purpose of continuing this Sub-Advisory Contract, of a majority of the Trust's trustees who are not parties to this contract or "interested persons" (as defined in the Act) of any such party. This contract may be terminated at any time by the Trust, without the payment of any penalty, by a vote of a majority of the Fund's outstanding voting securities (as defined in the Act) or by a vote of a majority of the Trust's entire Board of Trustees on 60 days' written notice to the Sub-Adviser, or by the Sub-Adviser on 60 days' written notice to the Trust. This contract shall terminate automatically in the event of its assignment (as defined in the Act).

             7. Except to the extent necessary to perform the Sub-Adviser's obligations under this contract, nothing herein shall be deemed to limit or restrict the right of the Sub-Adviser, or any affiliate of the Sub-Adviser, or any employee of the Sub-Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

         8. The Trust shall own and control all records generated on behalf of the Trust as a result of services provided under this contract. In addition, the Trust shall have the right to inspect, audit, and/or copy all records pertaining to the performance of services under this contract.

             10. This contract shall be governed by and construed in accordance with the laws of the State of California.

             If the foregoing correctly sets forth the agreement by and among the Adviser, the Trust and the Sub-Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                         Very truly yours,

                                         WELLS FARGO BANK, N.A.


                                         By:_______________________

                                         Name:_____________________

                                         Title:____________________


                                         By:_______________________

                                         Name:_____________________

                                         Title:____________________

ACCEPTED as of the date
set forth above:

LIFE & ANNUITY TRUST
on behalf of the [Name of Fund]


By:___________________________

Name:_________________________

Title:________________________


BZW GLOBAL INVESTORS


By:___________________________

Name:_________________________

Title:________________________

                                   APPENDIX B


                CURRENT PRINCIPAL EXECUTIVE OFFICERS OF WFNIA



               Name, Title                         Principal Occupation
               -----------                         --------------------
          Patricia Cecile Dunn,                    Investment Management
           Managing Director;
       CEO, Defined Benefit Group

           Rene Bruce Goddard,                     Investment Management
           Managing Director;
     CIO, Defined Contribution Group


         Frederick L. A. Grauer,                   Investment Management
             Chairman; CEO;
       Member, Management Committee

           Richard C. Grinold,                     Investment Management
           Managing Director;
Director, Advanced Strategies & Research

           Blake R. Grossman,                      Investment Management
           Managing Director;
       CIO, Defined Benefit Group


         Thomas Eric Kilcollin,                    Investment Management
            Managing Director

             Donald Luskin,                        Investment Management
           Managing Director;
     CEO, Defined Contribution Group


          John Edward Martinez,                    Investment Management
           Managing Director,
          CEO, Capital Markets

            Lawrence G. Tint                       Investment Management
            Managing Director
       CEO, Defined Benefit Group

         Andrea Maria Zulberti,                    Investment Management
         Managing Director, CFO


      The address of each person named above is c/o Wells Fargo Nikko Investment Advisors, 45 Fremont Street, San Francisco, California 94105.

     PROPOSED DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF BZW GLOBAL INVESTORS



             Name, Title                             Principal Occupation
             -----------                             --------------------

       Frederick L. A. Grauer,                       Investment Management
  Director, Chairman and Principal
          Executive Officer

            Irving Cohen,                            Banking and Securities
              Director

        Patricia Cecile Dunn,                        Investment Management
Director and Co-Chief Executive Officer

           Donald Luskin,                            Investment Management
     Director and Vice Chairman

           Nic Stuchfield,                           Investment Management
              Director

         Lindsay Tomlinson,                          Investment Management
Director and Co-Chief Executive Officer




       Upon the consummation of the Sale and the related transactions thereto, the address of each person named above, except for Mr. Cohen, will be c/o BZW Global Investors, 45 Fremont Street, San Francisco, CA 94105. Mr. Cohen's address is c/o Barclays Bank PLC, 222 Broadway, New York, NY 10038.

                                   APPENDIX C

                       WFNIA INVESTMENT ADVISORY SERVICES


                                                                                         Asset Level as of
                                                                 Annual                 Third Quarter 1995
        Fund Name                                           Sub-Advisory Fee#              (in millions)
        ---------                                           -----------------              -------------
Master Investment Portfolio
         Asset Allocation Master Portfolio                        0.20%                         $363.2
         LifePath 2000 Master Portfolio                           0.40%                          $85.8
         LifePath 2010 Master Portfolio                           0.40%                          $76.6
         LifePath 2020 Master Portfolio                           0.40%                         $126.7
         LifePath 2030 Master Portfolio                           0.40%                          $85.5
         LifePath 2040 Master Portfolio                           0.40%                         $127.1
         U.S. Treasury Allocation Master Portfolio                0.15%                          $62.8

Overland Express Funds, Inc.
         Asset Allocation Fund**                                  0.20%                          $64.3

Stagecoach Funds, Inc.
         Asset Allocation Fund                                    0.20%                       $1,056.1
         U.S. Government Allocation Fund***                       0.15%                         $134.4


----------------------------
  *As a percentage of average daily net assets.
 **Plus an annual amount of $60,000.
***Plus an annual amount of $40,000.

  #The Annual Sub-Advisory Fee shown is the contract rate; fee waivers may reduce the amount actually paid under the applicable contract.






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


                                   APPENDIX D

          RECORD/BENEFICIAL OWNERS OF 5% OR MORE OF FUND'S INTERESTS


                             ASSET ALLOCATION FUND


                                                                                    Percentage of
            Name and                          Number of Interests                    Outstanding
            Address                           Beneficially Owned                   Interests Owned
            --------                          ------------------                  -----------------
American Skandia Life                             1,635,962                             99.83%
P.O. Box 883
Shelton, CT 06484





                        U.S. GOVERNMENT ALLOCATION FUND


                                                                                    Percentage of
            Name and                          Number of Interests                    Outstanding
            Address                           Beneficially Owned                   Interests Owned
            --------                          ------------------                  -----------------
American Skandia Life                              310,872                              99.13%
P.O. Box 883
Shelton, CT 06484


____________________


The Trust does not know if the above owners are the beneficial owners.






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